EXHIBIT 10.01-05                                                  EXECUTION COPY



                                            FOURTH AMENDMENT dated as of
                                    February 14, 1997 (this "Fourth Amendment"), to the Credit Agreement dated as of July 31, 1996 (the "Credit Agreement"), among Firearms Training Systems, Inc., a Delaware corporation ("FATS"), the Lenders (as defined therein) and NationsBank, N.A. (South), as Agent, Swingline Lender and Issuing Bank (each as defined therein).

         The parties hereto have agreed, subject to the terms and conditions hereof, to amend the Credit Agreement as provided herein.

         Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement (the Credit Agreement, as amended by, and together with, this Fourth Amendment, and as hereinafter amended, modified, extended or restated from time to time, being called the "Amended Agreement").

         Accordingly, the parties hereto hereby agree as follows:

         SECTION 1.01. Amendments to Section 1.01. (a) The definition of "Additional Drop Down Margin" in Section 1.01 of the Credit Agreement is hereby amended by deleting the date "February 15, 1997" in the second line thereof and substituting the date "May 16, 1997" in lieu thereof.

         (b)   The definition of "Permitted Drop Down Transaction" in Section
1.01 of the Credit Agreement is hereby amended by deleting the date "February 15, 1997" in clause (i)(B) of the proviso thereto and substituting the date "May 16, 1997" in lieu thereof.

         SECTION 1.02. Representations and Warranties. The Borrower hereby represents and warrants to the Agent and the Lenders, as follows:

               (a) The representations and warranties set forth in Article III of the Amended Agreement and the representations and warranties of the Borrower and the other Loan Parties set forth in the other Loan Documents are true and correct in all material respects on and as of the date hereof and on and as of the Fourth Amendment Effective Date (as defined below) with the same effect as though made on and as of the date hereof or the Fourth Amendment Effective Date, as the case may be, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties are true and correct in all material respects on and as of such earlier date).

               (b) On the date hereof and on the Fourth Amendment Effective Date, no Default or Event of Default has occurred and is continuing.

               (c) The execution, delivery and performance by the Borrower of this Fourth Amendment have been duly authorized by the Borrower.

               (d) This Fourth Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms.

               (e) The execution, delivery and performance by the Borrower of this Fourth Amendment will not (i) violate, (A) any provision of law, statute, rule or regulation, (B) any provision of the certificate of incorporation or by-laws of the Borrower, (C) any order of any Governmental Authority or (D) any provision of any indenture, agreement or other instrument to which the Borrower or any of the Loan Parties is a party or by which any of them or any of their property is or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default or give rise to increased, additional, accelerated or guaranteed rights of any person under any such indenture, agreement or other instrument or (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by the Borrower or any of the other Loan Parties.

         SECTION 1.03. Effectiveness. This Fourth Amendment shall become effective as to the Lenders only upon satisfaction of the following conditions precedent (the first date upon which each such condition has been satisfied being herein called the "Fourth Amendment Effective Date"):

               (a) The Agent shall have received duly executed counterparts of this Fourth Amendment which, when taken together, bear the authorized signatures of the Borrower and the Lenders.

               (b)     The representations and warranties set forth in Section
         1.02 shall be true and correct on and as of the Fourth Amendment Effective Date.

               (c) The Lenders shall have received such other documents, legal opinions, instruments and certificates as they shall reasonably request and such other documents, legal opinions, instruments and certificates shall be satisfactory in form and substance to the Lenders and their counsel. All corporate and other proceedings taken or to be taken in connection with this Fourth Amendment and all documents incidental thereto, whether or not referred to herein, shall be satisfactory in form and substance to the Lenders and their counsel.

         SECTION 1.04. APPLICABLE LAW. THIS FOURTH AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

         SECTION 1.05. Expenses. The Borrower shall pay all reasonable out-of-pocket expenses incurred by the Agent and the Lenders in connection with the preparation, negotiation, execution, delivery and enforcement of this Fourth Amendment, including, but not limited to, the reasonable fees and disbursements of counsel. The agreement set forth in this Section 1.05 shall survive the termination of this Fourth Amendment and the Amended

Agreement.

         SECTION 1.06. Counterparts. This Fourth Amendment may be executed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement.

         SECTION 1.07. Credit Agreement. Except as expressly set forth herein, the amendments provided herein shall not by implication or otherwise limit, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Agent or the other Secured Parties under the Amended Agreement or any other Loan Document, nor shall they constitute a waiver of any Default or Event of Default, nor shall they alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Amended Agreement or any other Loan Document. Each of the amendments provided herein shall apply and be effective only with respect to the provisions of the Amended Agreement specifically referred to by such amendment. Except as expressly amended herein, the Amended Agreement shall continue in full force and effect in accordance with the provisions thereof. As used in the Amended Agreement, the terms "Agreement", "herein", "hereinafter", "hereunder", "hereto" and words of similar import shall mean, from and after the date hereof, the Amended Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed by their duly authorized officers, all as of the date first above written.



                                           FIREARMS TRAINING SYSTEMS, INC.

                                           By:  /s/  David A. Apseloff
                                              ----------------------------------
                                           Name:    David A. Apseloff
                                           Title:   Chief Financial Officer

                                           NATIONSBANK, N.A. (SOUTH), as Agent,
                                           Issuing Bank and Swingline Lender
                                           and as a Lender

                                           By:  /s/  Greg McCrery
                                              ----------------------------------
                                           Name:    Greg McCrery
                                           Title:   Vice President

                                           FIRST BANK NATIONAL ASSOCIATION

                                           By:  /s/  Mark R. Olman
                                              ----------------------------------
                                           Name:    Mark R. Olman
                                           Title:   Vice President

                                           FIRST SOURCE FINANCIAL LLP,
                                           by First Source Financial, Inc., as
                                           Agent/Manager

                                           By:  /s/  Gary L. Francis
                                              ----------------------------------
                                           Name:    Gary L. Francis
                                           Title:   Senior Vice President

                                           BHF-BANK AKTIENGESELLSCHAFT

                                           By:  /s/  Herman Skouis
                                              ----------------------------------
                                           Name:    H. Skouis
                                           Title:   Assistant Vice President

                                           By:  /s/  Evon Contos
                                              ----------------------------------
                                           Name:    Evon Contos
                                           Title:   Vice President

                                           CREDITANSTALT CORPORATE FINANCE, INC.

                                           By:  /s/  Carl G. Drake
                                              ----------------------------------
                                           Name:    Carl G. Drake
                                           Title:   Senior Associate

                                           By:  /s/  Robert M. Biringer
                                              ----------------------------------
                                           Name:    Robert M. Biringer
                                           Title:   Executive Vice President